UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2025

SR BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-41808	92-2601722
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

220 West Union Avenue, Bound Brook, New Jersey	08805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 560-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SRBK	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of SR Bancorp, Inc. (the “Company”) was held on November 19, 2025. The final results of the vote on each matter submitted to a vote of stockholders are as follows:

1.	The following individual was elected as directors of the Company for a one-year term or until his successor is duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes
Robert Mustard	4,596,661	290,328	2,230,197

The following individuals were elected as directors of the Company for a three-year term or until his successors are duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes
Marc Lebovitz	4,531,816	355,173	2,230,197
Douglas M. Sonier	3,963,150	923,839	2,230,197
William P. Taylor	4,651,483	235,506	2,230,197

2.	The appointment of Baker Tilly US, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 was ratified by the following vote:

For	Against	Abstentions
6,975,091	90,382	51,713

Item 7.01	Regulation FD Disclosure

The Company is furnishing the presentation materials presented at the 2025 Annual Meeting of Stockholders as Exhibit 99.1 to this report. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Slides used by the Company at the 2025 Annual Meeting of Stockholders

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SR Bancorp, Inc.

DATE: November 19, 2025	By:	/s/ William P. Taylor
William P. Taylor Chief Executive Officer